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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

The Board of Directors
The Profit Recovery Group International, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                               ERNST & YOUNG Entrepreneurs
                                                 Departement d'E&Y Audit

                                                    /s/ ANY ANTOLA

                                          --------------------------------------
                                                        Any Antola

Paris, France
November 20, 1998